                                                                   Exhibit 99.2




                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



        TERRY L. HAMMOND, Chief Financial Officer of Savings Bank of the Finger Lakes (the "Company") certifies in his capacity as an officer of the Company that he has reviewed the quarterly report on Form 10-Q for the quarter ended September 30, 2002 and that to the best of his knowledge:

          (1) the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 14, 2002                             /s/  Terry L. Hammond
                                                     -----------------------
                                                     Terry L. Hammond
                                                     Chief Financial Officer


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